UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 26, 2024

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant
under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Lumen Technologies, Inc. (“Lumen” or the “Company”) (i) on November 12, 2024, issued a press release announcing that Lumen and its indirect wholly owned subsidiary Level 3 Financing, Inc. (“Level 3” and, together with Lumen, the “Offerors” and each, an “Offeror”) had initiated cash tender offers to purchase several series of their respective outstanding senior unsecured notes and (ii) on November 19, 2024, issued a press release announcing, among other things, an increase in the tender consideration and an extension of the expiration time with respect to each Offeror’s cash tender offers to purchase their respective outstanding senior unsecured notes maturing in 2028 (such offers, as so amended, the “Amended Offers”). The following Current Report on Form
8-K
and accompanying press release attached hereto as Exhibit 99.3 provide information regarding the results and settlement of the Amended Offers.

Item 8.01	Other Events.
Expiration and Results of Amended Offers
On November 26, 2024, Lumen issued a press release announcing (1) the expiration of the Amended Offers of Lumen and Level 3 to purchase any and all of Lumen’s outstanding 6.875% Debentures, Series G, due 2028 and Level 3’s outstanding 4.250% Senior Notes due 2028 (collectively, the “2028 Notes”), effective as of 5:00 p.m., New York City time, on November 25, 2024 (the “2028 Notes Expiration Time”), and (2) the results of the Amended Offers. A copy of the Company’s press release announcing the expiration and results of the Amended Offers is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Settlement of Amended Offers
On November 26, 2024, the Offerors purchased all of the 2028 Notes validly tendered (and not validly withdrawn) at or prior to the 2028 Notes Expiration Time.
No Offer or Solicitation
Neither this Current Report on Form
8-K
nor the press release attached hereto as Exhibit 99.3 constitutes either (i) an offer to purchase, or a solicitation of an offer to sell, the 2028 Notes, or (ii) a solicitation to participate in the Amended Offers. The Amended Offers are not being made to holders of 2028 Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with applicable laws.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated November 12, 2024, announcing the launch of the Offers (incorporated by reference to Exhibit 99.1 to the registrants’ Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2024).

99.2	Press Release, dated November 19, 2024, announcing, among other things, the extension and repricing of the Amended Offers (incorporated by reference to Exhibit 99.2 to the registrants’ Current Report on Form 8-K filed with the SEC on November 19, 2024).

99.3	Press Release, dated November 26, 2024, announcing the results and expiration of the Amended Offers.

104	Cover Page formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: November 26, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

Dated: November 26, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

QWEST CORPORATION

Dated: November 26, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

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